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                                                                    EXHIBIT 4.2


[GREEN BORDER DESIGN]


                             [FRONT OF CERTIFICATE]


NUMBER                                                                   SHARES


                   COMMUNITY FINANCIAL HOLDING COMPANY, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

          AUTHORIZED COMMON SHARES, 10,000,000 SHARES, PAR VALUE $5.00


         THIS CERTIFIES THAT [SPECIMEN] is the registered holder of _________________________________________________________________ Shares of the
Common Stock of Community Financial Holding Company, Inc. which are fully paid and non-assessable and which are transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________ day of _________________ A.D. ______.


------------------------------------       ------------------------------------
Ann K. Marshall            Secretary       Thomas J. Martin           President


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                             [BACK OF CERTIFICATE]


                   COMMUNITY FINANCIAL HOLDING COMPANY, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT -     Custodian
TEN ENT - as tenants by the entireties                         (Cust)   (Minor)
JT TEN  - as joint tenants with the right                      under the
          of survivorship and not as                           Uniform Gifts to
          tenants in common                                    Minors Act
                                                               ________________
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, ________________________________________ hereby sell, assign and transfer unto _______________________________ [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]
_______________________________________________________________________________
             Please print or typewrite name and address of assignee
_______________________________________________________________________________
___________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________            ___________________________________________
                                    NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

     In presence of

________________________